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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Vialog Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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                        [NOTICE TO STREET SHAREHOLDERS]

[LOGO] VIALOG
THE CONFERENCING COMPANY



32 Crosby Drive                                                   March 12, 2001
Bedford, MA 01730


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                  URGENT REMINDER - YOUR VOTE IS VERY IMPORTANT
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Dear Fellow Shareholder:

You have previously received proxy material in connection with the Special Meeting of Shareholders of VIALOG CORPORATION. This meeting is to be held on Friday March 23, 2001. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

Proposal One, to adopt the Agreement and Plan of Merger and Reorganization with Genesys S.A., requires approval by an affirmative vote of 2/3rds of all shares outstanding. If you do not vote your shares, you are essentially voting AGAINST this proposal. Therefore, I would appreciate your immediate attention to the enclosed proxy card.

Regardless of the number of shares you own, it is important that they be represented at the meeting. Your vote matters to us and we need your support. Even if you plan to attend the meeting, please vote your shares now so that your vote can be counted without delay.

Follow the instructions on the enclosed proxy voting form to cast your ballot. Remember, YOUR BROKER CANNOT VOTE YOUR SHARES UNTIL YOU INSTRUCT HIM OR HER TO DO SO.

     SINCE TIME REMAINING IS SHORT, WE URGE YOU TO PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

o Using a touch-tone telephone, call the toll free # located in the gray shaded box on your proxy card. Using your 12-digit control number located in the gray shaded box on the right side of your proxy card, cast your ballot.

o Vote over the Internet at WWW.PROXYVOTE.COM using the 12-digit control number located on the proxy card to cast your ballot immediately.

o Sign the proxy card and mail it back in the enclosed postage-paid envelope prior to the meeting date.

Thank you in advance for your support.

                                                Sincerely,


                                                Michael Savage
                                                Chief Financial Officer

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                           IF YOU HAVE RECENTLY VOTED,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.
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